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                                                                 EXHIBIT 10-34-2

                             FIRST AMENDMENT TO THE
                               EXELON CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

      The Exelon Corporation Employee Stock Purchase Plan (the "Plan"), originally established as of June 1, 2001, is hereby amended in the following respect:

                                        I

      Section 12 of the Plan is amended by deleting the number "5,000,000" from the first sentence thereof and inserting in its place the number "3,000,000".

                                       II

      Except as herein amended, the Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, Exelon Corporation has caused this instrument to be executed by its duly authorized officer effective as of March 8, 2002.

                                              EXELON CORPORATION


                                              By:_____________________________
                                                       J. Barry Mitchell
                                                       Treasurer